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                                                                      EXHIBIT 24



                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 14, 1997 (except for the matter discussed in Note 19, as to which the date is March 24, 1997), included in the Form 10-K, into the Corporation's previously filed Registration Statements on Form S-3 (File No. 33-44526) and Form S-8 (File No. 33-96960).